Finance Expense (Income), Net	12 Months Ended
Dec. 31, 2023
Finance Expense (Income), Net [Abstract]
Finance Expense (Income), net

Note 16 - Finance Expense (Income), net

A.

Revaluation of warrants

The gain is related to the fair value adjustments of warrants. The 2023 warrants included a cashless exercise feature and customary conditions in case of occurrence of a fundamental transaction. The warrants will expire (unless exercised) within 5.5 years from issuance of those warrants.

B.	Finance expenses and income

	For the year ended December 31
	2023	2022	2021
	USD thousands
Finance expenses
Fees and interest expense	56	67	79
Loss from exchange rate differences, net	13	-	133
Issuance expenses (see note 10D)	2,126	-	-
	2,195	67	212

	For the year ended December 31
	2023	2022	2021
	USD thousands
Finance income
Interest income from deposits	(474)	(532)	(320)
Income from exchange rate differences, net	-	(62)	-
Changes in fair value of finance instruments	(517)	(245)	-
Other	(1)	(71)	-
	(992)	(910)	(320)